SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 1, 2005


                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)


     Commission      Registrant, State of Incorporation,      I.R.S Employer
      File No.          Address, and Telephone Number       Identification No.
     ----------      -----------------------------------    ------------------
      1-15467               Vectren Corporation                 35-2086905
                          (An Indiana Corporation)
                           20 N.W. Fourth Street,
                          Evansville, Indiana 47708
                               (812) 491-4000

      1-16739           Vectren Utility Holdings, Inc.          35-2104850
                          (An Indiana Corporation)
                           20 N.W. Fourth Street,
                          Evansville, Indiana 47708
                               (812) 491-4000


            Former name or address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Vectren Corporation (the Company), an energy holding and applied technology company, periodically issues share-based compensation in the form of restricted stock and stock options to its officer group, including its executive officers. Specimen agreements of those issued to management on January 1, 2005, are attached to this filing.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               VECTREN CORPORATION
                           VECTREN UTILITY HOLDINGS, INC.

January 4, 2005


                                        By:  /s/ Ronald E. Christian
                                        -------------------------------------
                                        Ronald E. Christian,
                                        Executive Vice President, Chief
                                        Administrative Officer, and
                                        General Counsel

                                INDEX TO EXHIBITS

The following Exhibits are furnished as part of this Report to the extent described in Item 1.01:



 Exhibit
 Number        Description
---------      -----------

  99-1 Vectren Corporation At Risk Compensation Plan Restricted Stock Grant Agreement (Officer)

  99-2 Vectren Corporation At Risk Compensation Plan Non-Qualified Stock Option Agreement (Officer)